Exhibit 32.2

Health Grades, Inc.

Certification by the Chief Financial Officer
Pursuant to Rule 15d-14(b) Under the Securities Exchange Act of 1934

     I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:

     (1) The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

/s/ Allen Dodge

Name: Allen Dodge
Title: Chief Financial Officer

Date: May 16, 2005

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